Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 7:-	SUBSEQUENT EVENTS

a.

On July 6, 2020, the Company entered into a definitive agreement with certain institutional and accredited investors providing for the issuance of an aggregate of 1,705,000 ADSs in a registered direct offering at a purchase price of $2.00 per ADS for aggregate gross proceeds of approximately $3,400 prior to deducting the placement agent's fees and estimated offering expenses payable by the Company.

In addition, in a conrcurrent private placement, the investors received unregistered warrants to purchase up to an aggregate of 852,750 ADSs. The warrants were immediately exercisable and will expire four and a half years from issuance at an exercise price of $2.50 per ADS, subject to adjustment as set forth therein. The warrants may be exercised on a cashless basis if there is no effective registration statement registering the ADSs underlying the warrants.

The placement agent in the offering also received compensation warrants on substantially the same terms as the investors in the offering in an amount equal to 7.5% of the aggregate number of ADSs sold in the offering (or warrants to purchase up to an aggregate of 127,913 ADSs), at an exercise price of $2.50 per ADSs and a term expiring.

b.	On August 12, 2020, Company's shareholder's approved the grant of unlisted options to the Company's chief executive officer and to Company's directors. See also Notes 5g and 5i.